THIRD AMENDMENT AND CONSENT NUMBER 3

            THIRD AMENDMENT AND CONSENT NUMBER 3, dated as of July 24, 1996 (this "Amendment"), to the Credit Agreement, dated as of February 22, 1995 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Toy Biz, Inc. ("Toy Biz"), the financial institutions parties thereto (the "Banks") and The Chase Manhattan Bank (formerly named Chemical Bank), as administrative agent (in such capacity, the "Administrative Agent") for the Banks.

                                WITNESSETH:

             WHEREAS, Toy Biz, the Banks and the Administrative Agent are parties to the Credit Agreement;

             WHEREAS, Toy Biz has requested that the Banks modify certain provisions of the Credit Agreement in the manner provided for herein; and

             WHEREAS, the Banks are willing to modify such provisions of the Credit Agreement upon the terms and subject to the conditions set forth herein;

             NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Toy Biz, the Banks and the Administrative Agent hereby agree as follows:

             1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

             2. Amendments to the Credit Agreement.

          (a) Subsection 1.1 of the Credit Agreement hereby is amended by inserting, in proper alphabetical order, the following new definition:

               "Marvel Studios" shall mean an entity to be formed by the Marvel Entertainment Group, Inc. and/or any of its Subsidiaries and Toy Biz to facilitate the development of feature films, television programming and other media".

          (b) Subsection 7.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" contained at the end of paragraph
     (g) of such subsection, (ii) deleting the period contained at the end of paragraph (h) of such subsection and inserting in lieu thereof the word "; and", and (iii) adding the following new paragraph to the end of such subsection:

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                                                                          2

          "(i) restrictions on transfer of shares of capital stock or other equity interests of Marvel Studios, pursuant to an agreement between Marvel Entertainment Group, Inc. (or any
     Subsidiary thereof which is the direct holder of equity interests in Marvel Studios) and Toy Biz."

          (b) Subsection 7.4(c) of the Credit Agreement is hereby amended by inserting immediately before the period contained at the end of such subsection the clause "or 7.9(h)".

          (c) Subsection 7.9 of the Credit Agreement is hereby amended by (i) deleting the word "and" contained at the end of paragraph
     (f) of such subsection, (ii) deleting the period contained at the end of paragraph (g) of such subsection and inserting in lieu thereof the word "; and" and (iii) adding the following new paragraph to the end of such subsection:

          "(h) investments by Toy Biz in Marvel Studios, provided that such investments do not exceed the Net Cash Proceeds of the issuance by Toy Biz of 1,000,000 shares of its Class A Common Stock contemplated by the Registration Statement No. 333-07455 filed with the Securities and Exchange Commission on July 2, 1996."

             3. Consents. (a) Notwithstanding any provisions contained in subsection 3.3(c) of the Credit Agreement to the contrary, the Banks hereby consent that the Commitments shall not be reduced by an amount equal to the Net Cash Proceeds of the issuance by Toy Biz of 1,000,000 of its shares of Class A Common Stock contemplated by the Registration Statement No. 333-07455 filed with the Securities and Exchange Commission on July 2, 1996.

             (b) Notwithstanding any provisions contained in subsection
7.11 or 7.14 to the contrary, the Banks hereby consent that Toy Biz may make the investment in Marvel Studios contemplated by Section 2(c) hereof (i.e., new subsection 7.9(h) of the Credit Agreement).

             4. Representations and Warranties. Toy Biz hereby confirms, reaffirms and restates the representations and warranties made by it in
Section 4 of the Credit Agreement, provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. Toy Biz represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

             5. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Toy Biz that would require a waiver or consent of the Banks or the Administrative Agent. Except as expressly modified hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

             6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be


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                                                                         3

deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Amendment (or its signature page thereof) shall be deemed to be an executed original thereof.

             7. Effectiveness. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts hereof, duly executed and delivered by Toy Biz and the Majority Banks.

             8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



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                                                                           4

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       TOY BIZ, INC.

                                       By:
                                           --------------------------------
                                           Title:

                                       THE CHASE MANHATTAN BANK (formerly named
                                       Chemical Bank and as successor by merger to The Chase Manhattan Bank, N.A.), as Administrative Agent and as a Bank

                                       By:
                                           --------------------------------
                                           Title:

                                       THE BANK OF NEW YORK

                                       By:
                                           --------------------------------
                                           Title:

                                       FLEET BANK

                                       By:
                                           --------------------------------
                                           Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       TOY BIZ, INC.

                                       By: /s/ Bobby G. Jenkins
                                           --------------------------------
                                           Title: Chief Financial Officer

                                       THE CHASE MANHATTAN BANK (formerly named
                                       Chemical Bank and as successor by merger to The Chase Manhattan Bank, N.A.), as Administrative Agent and as a Bank

                                       By:
                                           --------------------------------
                                           Title:

                                       THE BANK OF NEW YORK

                                       By:
                                           --------------------------------
                                           Title:

                                       FLEET BANK

                                       By:
                                           --------------------------------
                                           Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       TOY BIZ, INC.

                                       By:
                                           --------------------------------
                                           Title:

                                       THE CHASE MANHATTAN BANK (formerly named
                                       Chemical Bank and as successor by merger to The Chase Manhattan Bank, N.A.), as Administrative Agent and as a Bank

                                       By: /s/ John J. Huber
                                           --------------------------------
                                           Title: Managing Director

                                       THE BANK OF NEW YORK

                                       By:
                                           --------------------------------
                                           Title:

                                       FLEET BANK

                                       By:
                                           --------------------------------
                                           Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       TOY BIZ, INC.

                                       By:
                                           --------------------------------
                                           Title:

                                       THE CHASE MANHATTAN BANK (formerly named
                                       Chemical Bank and as successor by merger to The Chase Manhattan Bank, N.A.), as Administrative Agent and as a Bank

                                       By:
                                           --------------------------------
                                           Title:

                                       THE BANK OF NEW YORK

                                       By: /s/ Catherine G. Goff
                                           --------------------------------
                                           Title: Assistant Vice President


                                       FLEET BANK

                                       By:
                                           --------------------------------
                                           Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     TOY BIZ, INC.

                                     By:
                                         --------------------------------
                                         Title:

                                     THE CHASE MANHATTAN BANK (formerly named
                                     Chemical Bank and as successor by merger to The Chase Manhattan Bank, N.A.), as Administrative Agent and as a Bank

                                     By:
                                         --------------------------------
                                         Title:

                                     THE BANK OF NEW YORK

                                     By:
                                         --------------------------------
                                         Title:

                                     FLEET BANK

                                     By:
                                         --------------------------------
                                         Title:

                                     THE BANK OF NEW YORK

                                     By:
                                         --------------------------------
                                         Title:

                                     FLEET BANK N.A., (Successor to Fleet Bank)

                                     By: /s/
                                         --------------------------------
                                         Title: Vice President